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                                                   EXHIBIT 24














           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Registrant's previously filed Registration Statement File No. 2-90678.








ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
March 26, 1996